UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 3, 2007


                       SECURED DIGITAL APPLICATIONS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      0-25658                   84-1357927
----------------------------     --------------------          ---------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                   Park 80 West, Plaza One , Saddle Brook, NJ   07663
                -------------------------------------------------------
               (Address of Principal Executive Offices)       (Zip Code)

     Registrant's telephone number, including area code: (201) 843 0222

                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2- Financial Information

Item 2.02 - Results of Operations and Financial Condition

On January 3, 2007, Secured Digital Applications, Inc. issued a press release announcing its projected revenues and earnings for 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business and other matters contained in the press release are "forward-looking" rather than "historic".

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits.

            99.1  Press release dated January 3, 2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SECURED DIGITAL APPLICATIONS, INC.
                                           (Registrant)



Date: January 8, 2007                      By:   /s/ Patrick Soon-Hock Lim
                                           ----------------------------------
                                           Patrick Soon-Hock Lim
                                           Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

Exhibit No.    Description
-------------  -----------------------------------------------------------------
99.1           Press release dated January 3, 2007